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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  September 2, 2003
                                                   -----------------



                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)





         Michigan                      0-27656                   38-3261854
----------------------------          ---------                 ------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


   21333 Haggerty Road, Suite 300, Novi, Michigan                   48375
   ----------------------------------------------                  -------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        (248) 697-9000
                                                   -----------------------------


                                       N/A
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 -- 6.              NOT APPLICABLE.

ITEM 7.                    FINANCIAL STATEMENTS AND EXHIBITS.

         (a)-- (b)                  NOT APPLICABLE.

         (c)                        EXHIBITS.

                           99.1 Press Release issued September 2, 2003, announcing the Company's operating results for the first quarter of fiscal 2004.

ITEM 8.                    NOT APPLICABLE.

ITEM 9.                    REGULATION FD DISCLOSURE.

         On September 2, 2003, the Company issued the press release attached hereto as Exhibit 99.1, announcing its operating results for the 16 weeks ended July 18, 2003. The information required by Form 8-K, Item 12 -- Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this report and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHILDTIME LEARNING CENTERS, INC.


Date: September 2, 2003                     By:/s/ Frank M. Jerneycic
                                               ---------------------------------
                                               Frank M. Jerneycic
                                               Its: Chief Financial Officer and
                                                    Treasurer


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                                 EXHIBIT INDEX



99.1 PRESS RELEASE Issued September 2, 2003, announcing the Company's operating results for the first quarter of fiscal 2004.